MERRILL LYNCH
AMERICAS INCOME
FUND, INC.





FUND LOGO





Annual Report

December 31, 1995






The Fund is leveraged to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversi-fication and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch
Americas Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011







MERRILL LYNCH AMERICAS INCOME FUND, INC.



The Benefits and
Risks of
Leveraging


The Fund is authorized to borrow money from banks in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank borrowing. The Fund is also authorized to borrow an additional 5% of its total assets without regard to this limitation for temporary purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowings are outstanding. Borrowing will create interest expenses for the Fund that can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.



Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle, Jr., Senior Vice President
Alex V. Bouzakis, Vice President
Donald C. Burke, Vice President
Paolo H. Valle, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary


Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
Transfer Agency Mutual Fund Operations
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

DEAR SHAREHOLDER


During the fourth quarter of 1995, the positive interest rate environment and strong US dollar provided a strong support to emerging markets debt. In December, the expectations of further lower interest rates and the possibility of a balanced budget agreement in the United States, along with improving credit fundamentals of major Latin American countries attracted investors to emerging markets in search of higher yields.


Investment Environment
Mexico
During 1995, the Mexican government was significantly successful on three counts. First, the government paid off all of its government and private sector maturing obligations, avoiding any debt default. Second, the current account deficit was largely brought into balance. Finally, congress passed the social security reform, which is expected to be implemented by the fourth quarter of 1996. This reform will be a significant source of internal savings for the country.

The Mexican investment environment was very volatile during the last quarter of 1995. The stock market hit a low of 2,187, Eurobond and Brady bond spreads widened, the peso fell to 8.25 to the US dollar, and local interest rates increased as the benchmark 28-day Cetes rate increased to 60%. This volatility largely was caused by the Mexican authorities' attempt to revive the country's ailing economy by easing money supply, which drew a massive speculative attack on the peso. The peso weakened by 15%, prompting authorities to increase interest rates and intervene in the currency markets to stabilize the peso. While the peso's weakness was the dominant issue in November, there have been several positive developments in Mexico.

Mexico continues to post healthy trade surpluses. Exports in 1996 are expected to reach $100 billion, up from approximately $80 billion in 1995. The trade surplus in the first 11 months of 1995 was $6.9 billion compared with a $16.8 billion deficit in 1994. Recent economic data, such as employment and industrial production statistics, indicate that the economy has begun to show signs of growth. Mexico continues to have good access to global capital markets as evidenced by the recent Cetes-linked Eurobond issue. This issue was increased from $500 million to $1.5 billion to satisfy investor demand. In total, Mexico was able to raise approximately $5.5 billion in 1995 in the capital markets. The Zedillo administration is trying to deepen economic and political reforms and is doing a good job of executing its economic strategy, in our opinion. While we will continue to monitor the banking system and the corporate sector, we believe that Mexico will experience accelerating economic growth in 1996. Our expectation is for 3% real gross domestic product growth in 1996.

Argentina
In Argentina, fears of a rift between President Menem and Finance Minister Cavallo have subsided. Confidence is on the rise among Argentines and is evidenced by positive price action in the bond and equity markets. Economic data released in November indicate that the economy is starting to turn up. Industrial and auto production are showing growth. Unemployment in Argentina is dropping, and there is talk of increased growth in consumer and business credit. The tax amnesty program, which was expected to generate $1 billion in potential revenues, produced $4 billion and generated 276,000 new taxpayers. Argentina has continued to tap global capital markets, successfully raising $2.5 billion during the past four months. Foreign exchange reserves grew to $18.5 billion by year-end 1995, the highest level since the Mexican peso crisis. Both reserves and bank deposits, which are leading indicators of domestic confidence, are higher than levels prior to the Mexican peso crisis.

Brazil
In Brazil, persistently high real interest rates have helped control inflation and build international reserves by attracting foreign investors. International reserves are approaching $50 billion. The cost of maintaining these high real interest rates and the sterilization of capital inflows has resulted in a build up of internal debt. Management of the fiscal deficit, which deteriorated during 1995, will be of critical importance in 1996. Progress toward fiscal reform is essential for the continued success of Brazil's economic stabilization plan. While a slowdown in the economy and high real interest rates affected the credit quality of banks' loan portfolios, the distress experienced by Banco Nacional and Banco Economic were apparently the result of inadequate capitalization and mismanagement. The reform process is moving slowly but steadily toward ratification. The Cardoso administration has won ratification on every reform vote thus far and seems to be handling the situation satisfactorily. The focus now will be on pushing the fiscal stabilization fund, privatizations and other tax-related reforms early next year.


Investment Outlook
In the next three months, we expect US economic and monetary policy to be supportive of the US bond market, the Federal Reserve Board to permit further gradual easing of monetary policy, the economy to grow below trend and inflation to be under control, and the US dollar to remain strong and possibly continue to strengthen. In addition, we expect politicians in the United States to reach an agreement to balance the Federal budget; however, the ultimate impact of the agreement on Federal deficit reduction is yet to be analyzed. In Europe, the economies are expected to continue slowing down and inflationary pressures to remain very subdued.

While the global environment for bonds looks positive, it seems that the US bond market has already discounted a more aggressive easing by the Federal Reserve Board than may actually occur. Therefore, lower yields will be much harder to reach in the absence of a severe slowdown in the economy and with inflation dropping to 2% annually. Consequently, during the next three months the risk is that investors may be reassessing the US interest rate outlook.

In our view, the US bond market outlook is positive, but fairly valued. We think that investors will continue to be attracted to emerging markets debt in search of higher yields as the perception is one of improving credit fundamentals.


Fiscal Year in Review
Fiscal year 1995 was a very interesting year for emerging markets debt. Investors went from experiencing a severe confidence and liquidity crisis in the first quarter to experiencing a bullish investment sentiment in the last quarter.

During this difficult period, as we have been reporting to you throughout the Fund's fiscal year, we remained focused on evidence that indicated that these countries remained committed to market-friendly economic and political reforms. Therefore, we remained overweighted in the Latin America region. The oversold condition of the debt of this region makes it very attractive. Within the region, Brazil, Argentina and Mexico (in order of importance) were our main investment allocations. We opted for Brady bonds and some of the longer duration Eurobonds in response to their better liquidity. The declining US interest rate environment and stronger US dollar supported our decision. These strategies enhanced the Fund's total return for the fiscal year. The Fund was 8.70% leveraged by year-end.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Paolo Valle)
Paolo Valle
Vice President and Portfolio Manager


February 12, 1996

PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Total Return
Based on a
$10,000
Investment



A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class C Shares compared to growth of an investment in the JP Morgan Latin Brady Bond Index. Beginning and ending values are:


                                             10/21/94**          12/95

ML Americas Income Fund, Inc.++--
Class A Shares*#                              $ 9,600          $11,674

ML Americas Income Fund, Inc.++--
Class C Shares*                               $10,000          $11,980

JP Morgan Latin Brady Bond Index++++          $10,000          $11,865




A line graph depicting the growth of an investment in the Fund's
Class B Shares and Class D Shares compared to growth of an investment in the JP Morgan Latin Brady Bond Index. Beginning and ending values are:


                                              8/27/93**          12/95

ML Americas Income Fund, Inc.++--
Class B Shares*                               $10,000          $11,721

ML Americas Income Fund, Inc.++--
Class D Shares*#                              $ 9,600          $11,579

JP Morgan Latin Brady Bond Index++++          $10,000          $11,802

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
   #Class A Shares were redesignated to Class D Shares on October 21, 1994. ++ML Americas Income Fund, Inc. invests primarily in debt securities denominated in a currency of a country located in the Western Hemisphere (i.e., North and South America and the surrounding waters).
++++This unmanaged Index is comprised of dollar-denominated restructured sovereign bonds, the securities created through the restructuring of commercial bank debt. It includes a large percentage of Brady bonds.

Past performance is not predictive of future performance.




Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +27.27%        +22.18%
Inception (10/21/94) through 12/31/95     +17.80         +13.84

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/95                       +26.10%        +22.10%
Inception (8/27/93) through 12/31/95      + 7.77         + 7.01

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/95                       +26.18%        +25.18%
Inception (10/21/94) through 12/31/95     +16.33         +16.33

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +26.75%        +21.68%
Inception (8/27/93) through 12/31/95      + 8.32         + 6.45

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.





Performance
Summary--
Class A Shares***

                                     Net Asset Value       Capital Gains
Period Covered                   Beginning       Ending     Distributed    Dividends Paid*      % Change**
10/21/94--12/31/94                 $9.08         $8.51          --             $0.168            - 4.45%
1995                                8.51          9.70          --              0.944            +27.27
                                                                               ------
                                                                         Total $1.112
                                                        Cumulative total return as of 12/31/95:  +21.61%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charges; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

Performance
Summary--
Class B Shares

                                     Net Asset Value       Capital Gains
Period Covered                   Beginning       Ending     Distributed    Dividends Paid*      % Change**
8/27/93--12/31/93                 $10.00        $10.84          --             $0.281            +11.30%
1994                               10.84          8.48          --              0.754            -15.08
1995                                8.48          9.65          --              0.875            +26.10
                                                                               ------
                                                                         Total $1.910

                                                        Cumulative total return as of 12/31/95:  +19.17%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class C Shares

                                     Net Asset Value       Capital Gains
Period Covered                   Beginning       Ending     Distributed    Dividends Paid*      % Change**
10/21/94--12/31/94                 $9.08         $8.47          --             $0.152            - 5.06%
1995                                8.47          9.65          --              0.870            +26.18
                                                                               ------
                                                                         Total $1.022

                                                        Cumulative total return as of 12/31/95:  +19.80%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares***

                                     Net Asset Value       Capital Gains
Period Covered                   Beginning       Ending     Distributed    Dividends Paid*      % Change**
8/27/93--12/31/93                 $10.00        $10.84          --             $0.300            +11.49%
1994                               10.84          8.48          --              0.802            -14.65
1995                                8.48          9.65                          0.919            +26.75
                                                                               ------
                                                                         Total $2.021

                                                        Cumulative total return as of 12/31/95:  +20.62%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charges; results would be lower if sales charge was included.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.




PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                                                                      12 Month     3 Month
                                                                   12/31/95   9/30/95    12/31/94     % Change     % Change
ML Americas Income Fund Class A Shares*                             $9.70      $9.07       $8.51      +13.98%       +6.95%
ML Americas Income Fund Class B Shares*                              9.65       9.02        8.48      +13.80        +6.98
ML Americas Income Fund Class C Shares*                              9.65       9.02        8.47      +13.93        +6.98
ML Americas Income Fund Class D Shares*                              9.65       9.02        8.48      +13.80        +6.98
ML Americas Income Fund Class A Shares--Total Return*                                                 +27.27(1)     +9.82(2)
ML Americas Income Fund Class B Shares--Total Return*                                                 +26.10(3)     +9.63(4)
ML Americas Income Fund Class C Shares--Total Return*                                                 +26.18(5)     +9.61(6)
ML Americas Income Fund Class D Shares--Total Return*                                                 +26.75(7)     +9.78(8)
ML Americas Income Fund Class A Shares--Standardized 30-day Yield   11.83%
ML Americas Income Fund Class B Shares--Standardized 30-day Yield   11.60%
ML Americas Income Fund Class C Shares--Standardized 30-day Yield   11.63%
ML Americas Income Fund Class D Shares--Standardized 30-day Yield   11.62%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.944 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.276 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.875 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.256 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.870 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.255 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.919 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.269 per share ordinary income dividends.



SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)
                                                                                Interest     Maturity     Value     Percent of
COUNTRY       Industry    Face Amount                    Bonds                    Rate         Date     (Note 1a)   Net Assets
Argentina     Banking     $ 6,000,000     Banco de Galicia y Buenos Aires
                                          S.A.--Yankee                            9.00 %    11/01/2003  $  5,235,000     4.4%
                            7,000,000     Banco Rio de la Plata S.A.--Yankee      8.75      12/15/2003     6,125,000     5.1
                                                                                                        ------------   ------
                                                                                                          11,360,000     9.5

              Conglomerate  2,000,000     Sociedad Commercial del Plata           8.75      12/14/1998     1,875,000     1.5
              Energy

              Utilities     1,000,000     Telecom Argentina Stet--France
                                          Telecom S.A.                           12.00      11/15/2002     1,060,000     0.9

                                          Total Bonds in Argentina
                                          (Cost--$15,902,304)                                             14,295,000    11.9


Brazil        Banking       4,000,000     Banco do Estado de Parana              10.00       2/27/1996     3,975,000     3.3
                              850,000     Usinas Siderurgicas de Minas
                                          Gerais--Usiminas S.A.                  10.00       1/15/1996       848,938     0.7
                                                                                                        ------------   ------
                                                                                                           4,823,938     4.0

              Energy        1,000,000     Celulose Nipo--Brasileira S.A.
                                          (CENIBRA)                               9.375     12/21/2003       970,000     0.8

              Oil Service   1,000,000   ++Compania Brazileira de Petroleo
                                          Ipiranga (a)                            8.625      2/25/2002       975,000     0.8

              Paper         1,000,000     Klabine Fabricadora Papel              10.00      12/20/2001       977,500     0.8

                                          Total Bonds in Brazil
                                          (Cost--$7,885,175)                                               7,746,438     6.4


Colombia      Banking       2,000,000     Banco de Colombia                       7.50      10/21/1998     1,930,000     1.6

                                          Total Bonds in Colombia
                                          (Cost--$1,952,500)                                               1,930,000     1.6


Mexico        Banking       1,500,000     Banamex Eurobond, S.A.                  9.125      4/06/2000     1,436,250     1.2
                            1,000,000     Banco de Atlantico, S.A.                7.875     11/05/1998       850,000     0.7
                            8,000,000     Banco Nacional Comercio Exterior        7.25       2/02/2004     6,270,000     5.2
                                                                                                        ------------   ------
                                                                                                           8,556,250     7.1

              Chemicals     1,000,000     Grupo Desc--IRSA                        8.375      7/15/1998       895,000     0.8

              Steel         2,000,000   ++Grupo Simec, S.A. de C.V.,
                                          guaranteed by Grupo Sidek, S.A.         8.875     12/15/1998     1,111,250     0.9

              Tourism       2,500,000     Grupo Situr, S.A. de C.V.,
                                          guaranteed by Grupo Sidek, S.A.         8.75       9/14/1998     1,350,000     1.1

                                          Total Bonds in Mexico
                                          (Cost--$13,873,444)                                             11,912,500     9.9

Venezuela     Oil           1,000,000     Bariven S.A.                           10.625      3/17/2002       957,500     0.8

                                          Total Bonds in Venezuela
                                          (Cost--$1,075,000)                                                 957,500     0.8


                                          Total Investments in Bonds
                                          (Cost--$40,688,423)                                             36,841,438    30.6


                                              Brady Bonds***

Argentina     Sovereign    28,000,000     Republic of Argentina,
              Government                  Floating Rate Bond*                     6.812      3/31/2005    19,950,000    16.6
              Obligations

                                          Total Brady Bonds in Argentina
                                          (Cost--$17,281,750)                                             19,950,000    16.6


Brazil        Sovereign    26,530,200     Republic of Brazil, C Bonds (a)         8.00       4/15/2014    15,254,865    12.7
              Government    2,500,000     Republic of Brazil, EI Bonds            6.812      4/15/2006     1,715,625     1.4
              Obligations   3,000,000     Republic of Brazil, Exit Bonds          6.00       9/15/2013     1,680,000     1.4
                              500,000     Republic of Brazil, Floating
                                          Rate Bond, Debenture                    6.875      4/15/2012       286,250     0.2
                           11,000,000     Republic of Brazil, Floating
                                          Rate Bond, New Money                    6.875      4/15/2009     6,792,500     5.7

                                          Total Brady Bonds in Brazil
                                          (Cost--$23,763,100)                                             25,729,240    21.4


Ecuador       Sovereign    10,000,000     Republic of Ecuador--Discount           6.812      2/28/2025     5,037,500     4.2
              Government
              Obligations
                                          Total Brady Bonds in Ecuador
                                          (Cost--$4,945,595)                                               5,037,500     4.2


Mexico        Sovereign    25,000,000     United Mexican States, Par 'A'*         6.25      12/31/2019    16,281,250    13.5
              Government   25,001,000     United Mexican States, Value
              Obligations                 Recovery Rights  (b)                    0.00                            25     0.0

                                          Total Brady Bonds in Mexico
                                          (Cost--$15,380,844)                                             16,281,275    13.5

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)
                                                                                Interest     Maturity     Value     Percent of
COUNTRY       Industry    Face Amount                    Bonds                    Rate         Date     (Note 1a)   Net Assets
Venezuela     Sovereign   $ 7,250,000     Republic of Venezuela, DCB              6.562%    12/18/2007  $  3,960,312     3.3%
              Government    2,000,000     Republic of Venezuela, Floating
              Obligations                 Rate Bond                               6.812      3/31/2007     1,110,000     0.9
                            2,000,000     Republic of Venezuela, Par Bond,
                                          Series `B'                              6.75       3/31/2020     1,142,500     1.0
                               10,000     Republic of Venezuela,
                                          Recovery Rights (c)                     0.00                             0     0.0

                                          Total Brady Bonds in Venezuela
                                          (Cost--$5,881,313)                                               6,212,812     5.2


                                          Total Investments in Brady Bonds
                                          (Cost--$67,252,602)                                             73,210,827    60.9


                                                 Short-Term Investments

              Certificates  2,000,000     Banca Promex                           13.50       2/13/1996     1,968,000     1.6
              of Deposit

                                          Total Certificates of Deposit
                                          (Cost--$1,969,539)                                               1,968,000     1.6

              Foreign       7,495,520     Mexican Cetes                          36.15       3/07/1996       893,019     0.8
              Government    8,512,500     Mexican Cetes                          36.20       9/05/1996       837,076     0.7
              Obligations**

                                          Total Foreign Government Obligations
                                          (Cost--$2,218,623)                                               1,730,095     1.5


                                          Total Short-Term Investments
                                          (Cost--$4,188,162)                                               3,698,095     3.1


              Total Investments (Cost--$112,129,187)                                                     113,750,360    94.6
              Other Assets Less Liabilities                                                                6,444,534     5.4
                                                                                                        ------------   ------
              Net Assets                                                                                $120,194,894   100.0%
                                                                                                        ============   ======


           (a)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
           (b)The rights may be exercised until 12/31/2019.
           (c)The rights may be exercised until 3/31/2020.
             *Security represents collateral in connection with reverse repurchase agreements (Note 5).
            **Certain Foreign Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
           ***Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. They are created when creditors tender eligible debt in exchange for new bonds.

            ++Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $2,086,000, representing 1.7% of net assets.

                                                   Acquisition                            Value
              Issue                                    Date             Cost            (Note 1a)
              Compania Brazileira de
                Petroleo Ipiranga                   2/15/1994        $  999,175         $  975,000
              Grupo Simec, S.A. de C.V.,
                guaranteed by Grupo Sidek, S.A.     12/02/1993        1,990,880          1,111,250

              Total                                                  $2,990,055         $2,086,250
                                                                     ==========         ==========


              See Notes to Financial Statements.



STATEMENT OF ASSETS ANDLIABILITIES
                    As of December 31, 1995
Assets:             Investments, at value (identified cost--$112,129,187) (Note 1a)                         $113,750,360
                    Receivables:
                      Securities sold                                                      $ 13,598,956
                      Interest                                                                2,702,944
                      Reverse repurchase agreements (Note 5)                                  1,535,409
                      Capital shares sold                                                       325,713       18,163,022
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      55,277
                    Prepaid registration fees and other assets (Note 1f)                                          65,018
                                                                                                            ------------
                    Total assets                                                                             132,033,677
                                                                                                            ------------

Liabilities:        Payables:
                      Reverse repurchase agreements (Note 5)                                 10,265,476
                      Dividends to shareholders (Note 1g)                                       938,240
                      Capital shares redeemed                                                   336,996
                      Distributor (Note 2)                                                       68,899
                      Investment adviser (Note 2)                                                64,173
                      Interest expense (Note 5)                                                   7,628       11,681,412
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       157,371
                                                                                                            ------------
                    Total liabilities                                                                         11,838,783
                                                                                                            ------------

Net Assets:         Net assets                                                                              $120,194,894
                                                                                                            ============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares authorized                    $     12,012
Consist of:         Class B Common Stock, $0.10 par value, 100,000,000 shares authorized                       1,072,114
                    Class C Common Stock, $0.10 par value, 100,000,000 shares authorized                          14,470
                    Class D Common Stock, $0.10 par value, 100,000,000 shares authorized                         146,889
                    Paid-in capital in excess of par                                                         129,096,359
                    Undistributed investment income--net                                                         950,933
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net (Note 6)                                                      (12,709,426)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                          1,611,543
                                                                                                            ------------
                    Net assets                                                                              $120,194,894
                                                                                                            ============

Net Asset           Class A--Based on net assets of $1,164,711 and 120,124
Value:                       shares outstanding                                                             $       9.70
                                                                                                            ============
                    Class B--Based on net assets of $103,464,533 and 10,721,140
                             shares outstanding                                                             $       9.65
                                                                                                            ============
                    Class C--Based on net assets of $1,396,123 and 144,704
                             shares outstanding                                                             $       9.65
                                                                                                            ============
                    Class D--Based on net assets of $14,169,527 and 1,468,891
                             shares outstanding                                                             $       9.65
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 13,873,521
(Note 1e):

Expenses:           Account maintenance and distribution fees--Class B (Note 2)            $    683,769
                    Investment advisory fees (Note 2)                                           680,512
                    Interest expense (Note 5)                                                   169,737
                    Printing and shareholder reports                                            139,585
                    Accounting services (Note 2)                                                122,063
                    Transfer agent fees--Class B (Note 2)                                       114,804
                    Professional fees                                                            92,219
                    Registration fees (Note 1f)                                                  58,427
                    Custodian fees                                                               56,327
                    Account maintenance fees--Class D (Note 2)                                   44,979
                    Trustees' fees and expenses                                                  39,032
                    Amortization of organization expenses (Note 1f)                              20,965
                    Transfer agent fees--Class D (Note 2)                                        19,874
                    Account maintenance and distribution fees--Class C (Note 2)                   4,589
                    Transfer agent fees--Class A (Note 2)                                         1,111
                    Transfer agent fees--Class C (Note 2)                                           526
                    Pricing fees                                                                    110
                    Other                                                                        11,288
                                                                                           ------------

                    Total expenses                                                                             2,259,917
                                                                                                            ------------
                    Investment income--net                                                                    11,613,604
                                                                                                            ------------

Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                       (4,316,378)
(Loss) on             Foreign currency transactions--net                                       (391,070)      (4,707,448)
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       18,071,468
(Notes 1b, 1c,        Foreign currency transactions--net                                         (9,623)      18,061,845
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments
                    and foreign currency transactions                                                         13,354,397
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 24,968,001
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                 For the Year Ended
                                                                                                    December 31,
                    Increase (Decrease) in Net Assets:                                         1995             1994
Operations:         Investment income--net                                                 $ 11,613,604     $ 10,802,121
                    Realized loss on investments and foreign currency
                    transactions--net                                                        (4,707,448)      (8,693,336)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       18,061,845      (22,739,647)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                               24,968,001      (20,630,862)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (119,581)         (11,403)
Shareholders          Class B                                                                (9,482,996)      (7,795,228)
(Note 1g):            Class C                                                                   (58,666)          (1,064)
                      Class D                                                                (1,952,361)      (1,352,808)
                    Realized gain on investments--net:
                      Class A                                                                        --           (2,044)
                      Class B                                                                        --       (1,396,952)
                      Class C                                                                        --             (191)
                      Class D                                                                        --         (242,431)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (11,613,604)     (10,802,121)
                                                                                           ------------     ------------
Capital Share       Net increase (decrease) in net assets derived from
Transactions        capital share transactions                                              (10,358,969)      34,708,277
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase in net assets                                              2,995,428        3,275,294
                    Beginning of year                                                       117,199,466      113,924,172
                                                                                           ------------     ------------
                    End of year*                                                           $120,194,894     $117,199,466
                                                                                           ============     ============

                   *Undistributed net investment income-- net (Note 1h)                    $    950,933     $  1,641,618
                                                                                           ============     ============


                    See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
                    For the Year Ended December 31, 1995
Cash Provided by    Net increase in net assets resulting from operations                                 $    24,968,001
Operating           Adjustments to reconcile net increase in net assets resulting
Activities:         from operations to net cash provided by operating activities:
                      Increase in receivables                                                                   (344,191)
                      Increase in other assets                                                                    (9,207)
                      Decrease in other liabilities                                                             (228,134)
                      Realized and unrealized gain on investments and foreign
                      currency transactions--net                                                             (13,354,397)
                      Amortization of discount                                                                (1,720,330)
                                                                                                         ---------------
                    Net cash provided by operating activities                                                  9,311,742
                                                                                                         ---------------

Cash Provided by    Proceeds from sales of long-term securities                                              124,170,698
Investing           Purchases of long-term securities                                                       (130,397,131)
Activities:         Purchases of short-term investments                                                   (1,057,787,514)
                    Proceeds from sales and maturities of short-term investments                           1,086,048,026
                                                                                                         ---------------
                    Net cash provided by investing activities                                                 22,034,079
                                                                                                         ---------------

Cash Used for       Cash receipts from issuance of common stock                                               51,478,023
Financing           Repayments of borrowings--net                                                             (8,327,933)
Activities:         Cash payments on shares of beneficial interest redeemed                                  (67,895,167)
                    Dividends paid to shareholders                                                            (6,601,277)
                                                                                                         ---------------
                    Net cash used for financing activities                                                   (31,346,354)
                                                                                                         ---------------

Cash:               Net decrease in cash                                                                            (533)
                    Cash at beginning of year                                                                        533
                                                                                                         ---------------
                    Cash at end of year                                                                  $             0
                                                                                                         ===============

Cash Flow           Cash paid for interest                                                               $       314,569
Information:                                                                                             ===============

Non-Cash            Capital shares issued on reinvestment of dividends paid to shareholders              $     4,957,965
Financing                                                                                                ===============
Activities:
                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                           Class A                     Class B
                                                                                 For the                       For the
                    The following per share data and ratios           For the    Period          For the        Period
                    have been derived from information provided         Year     Oct. 21,       Year Ended      Aug. 27,
                    in the financial statements.                       Ended    1994++ to      December 31,    1993++ to
                                                                      Dec. 31,    Dec. 31,    -------------     Dec. 31,
                    Increase (Decrease) in Net Asset Value:             1995       1994      1995       1994      1993
Per Share           Net asset value, beginning of period              $   8.51   $   9.08  $   8.48  $  10.84   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .94        .17       .88       .75        .24
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.19       (.57)     1.17     (2.36)       .88
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.13       (.40)     2.05     (1.61)      1.12
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.94)      (.14)     (.88)     (.64)      (.24)
                      Realized gain on investments--net                     --       (.03)       --      (.11)      (.04)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.94)      (.17)     (.88)     (.75)      (.28)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.70   $   8.51  $   9.65  $   8.48   $  10.84
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  27.27%     (4.45%)+++26.10%   (15.08%)    11.30%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding account maintenance and
Net Assets:         distribution fees, interest expense and net
                    of reimbursement                                     1.20%      1.22%*    1.22%     1.04%       .27%*
                                                                      ========   ========  ========  ========   ========
                    Expenses, excluding interest expense and
                    net of reimbursement                                 1.20%      1.22%*    1.97%     1.79%      1.03%*
                                                                      ========   ========  ========  ========   ========
                    Expenses, excluding interest expense                 1.20%      1.22%*    1.97%     2.00%      2.45%*
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             1.36%      1.91%*    2.13%     2.70%      2.53%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              11.25%      8.63%*   10.40%     8.14%      6.76%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,165   $    253  $103,465  $101,933   $ 98,848
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 127.17%    353.33%   127.17%   353.33%     75.18%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period (in thousands)         $ 10,265   $ 17,058  $ 10,265  $ 17,058   $ 21,546
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the period
                    (in thousands)                                     $ 2,640   $ 17,315  $  2,640  $ 17,315   $ 18,977
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the period            $    .20   $   1.19  $    .20  $   1.19   $   1.81
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.







FINANCIAL HIGHLIGHTS (concluded)
                                                                           Class C                     Class D
                                                                                 For the                       For the
                    The following per share data and ratios           For the    Period          For the        Period
                    have been derived from information provided         Year     Oct. 21,       Year Ended      Aug. 27,
                    in the financial statements.                       Ended    1994++ to      December 31,    1993++ to
                                                                      Dec. 31,    Dec. 31,    -------------     Dec. 31,
                    Increase (Decrease) in Net Asset Value:             1995       1994      1995       1994      1993
Per Share           Net asset value, beginning of period              $   8.47   $   9.08  $   8.48  $  10.84   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .87        .15       .92       .80        .26
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.18       (.61)     1.17     (2.36)       .88
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      2.05       (.46)     2.09     (1.56)      1.14
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.87)      (.13)     (.92)     (.68)      (.26)
                      Realized gain on investments--net                     --       (.02)       --      (.12)      (.04)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.87)      (.15)     (.92)     (.80)      (.30)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.65   $   8.47  $   9.65  $   8.48   $  10.84
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  26.18%     (5.06%)+++26.75%   (14.65%)    11.49%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding account maintenance and
Net Assets:         distribution fees, interest expense and net
                    of reimbursement                                     1.25%      1.44%*    1.19%     1.03%       .25%*
                                                                      ========   ========  ========  ========   ========
                    Expenses, excluding interest expense and net
                    of reimbursement                                     2.05%      2.24%*    1.44%     1.28%       .50%*
                                                                      ========   ========  ========  ========   ========
                    Expenses, excluding interest expense                 2.05%      2.24%*    1.44%     1.48%      1.93%*
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             2.19%      3.05%*    1.60%     2.17%      2.03%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              10.23%      8.87%*   10.85%     8.65%      7.14%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,396   $     75  $ 14,169  $ 14,938   $ 15,076
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 127.17%    353.33%   127.17%   353.33%     75.18%
                                                                      ========   ========  ========  ========   ========

Leverage:           Amount of reverse repurchase agreements
                    outstanding, end of period (in thousands)         $ 10,265   $ 17,058  $ 10,265  $ 17,058   $ 21,546
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements outstanding during the period
                    (in thousands)                                    $  2,640   $ 17,315  $  2,640  $ 17,315   $ 18,977
                                                                      ========   ========  ========  ========   ========
                    Average amount of reverse repurchase
                    agreements per share during the period            $    .20   $   1.19  $    .20  $   1.19   $   1.81
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Americas Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distribution of capital gains are recorded on the ex-dividend date.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $1,146 and $690,685 have been reclassified from paid-in capital in excess of par and undistributed net investment income, respectively, to accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets plus the principal amount of borrowings incurred by the Fund for leverage purposes. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. MLAM's obligation to reimburse the Fund is limited to the amount of the investment advisory fee. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account       Distribution
                                      Maintenance Fee       Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD         MLPF&S

Class A                                $   20        $   375
Class D                                $1,252        $14,379

For the year ended December 31, 1995, MLPF&S received contingent deferred sales charges of $265,027 and $552 relating to transactions in Class B and Class C Shares, respectively.

During the year ended December 31, 1995, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $48 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFD, MLFDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1995 were $124,169,770 and $125,040,179, respectively.

Realized and unrealized gains (losses) as of December 31, 1995 were as follows:


                                   Realized      Unrealized
                                    Gains          Gains
                                   (Losses)       (Losses)

Long-term investments            $ (4,606,350)  $  2,111,240
Short-term investments                    432       (490,067)
Foreign currency transactions        (391,070)        (9,630)
Options written                       329,769             --
Options purchased                     (40,229)            --
                                 ------------   ------------
Total                            $ (4,707,448)  $  1,611,543
                                 ============   ============

Transactions in call options written for the year ended December 31, 1995 were as follows:


                                                   Premiums
Call Options Written                Par Value      Received

Outstanding call options
written, beginning of year       $ 21,500,000   $    271,000
Options written                     3,656,775         58,769
Options expired                   (25,156,775)      (329,769)
                                 ------------   ------------
Outstanding call options
written, end of year             $         --   $         --
                                 ============   ============


Transactions in put options written for the year ended December 31, 1995 were as follows:


                                                   Premiums
Put Options Written                 Par Value      Received

Outstanding put options written,
beginning of year                $  6,500,000   $    131,000
Options written                     3,000,000         72,000
Options exercised                  (9,500,000)      (203,000)
                                 ------------   ------------
Outstanding put options written,
end of year                      $         --   $         --
                                 ============   ============


As of December 31, 1995, net unrealized depreciation for Federal income tax purposes aggregated $1,860,565 of which $5,141,337 related to appreciated securities and $7,001,902 related to depreciated securities. At December 31, 1995, the aggregate cost of investments for Federal income tax purposes was $115,610,925.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(10,358,969) and $34,708,277 for the years ended December 31, 1995 and December 31, 1994, respectively.

Transactions in shares of capital were as follows:

Class A Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                           424,389   $  3,709,129
Shares issued to shareholders
in reinvestment of dividends           31,496         58,341
                                 ------------   ------------
Total issued                          455,885      3,767,470
Shares redeemed                      (365,478)    (3,126,616)
                                 ------------   ------------
Net increase                           90,407   $    640,854
                                 ============   ============


NOTES TO FINANCIAL STATEMENTS (concluded)


Class A Shares for the Period
October 21, 1994++ to                               Dollar
December 31, 1994                     Shares        Amount

Shares sold                           398,776   $  3,605,150
Shares issued to shareholders
in reinvestment of dividends &
distributions                              52            444
                                 ------------   ------------
Total issued                          398,828      3,605,594
Shares redeemed                      (369,111)    (3,244,117)
                                 ------------   ------------
Net increase                           29,717   $    361,477
                                 ============   ============

[FN]
++Commencement of Operations.


Class B Shares for the Year                          Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         2,917,112   $ 25,020,930
Shares issued to shareholders
in reinvestment of dividends          466,431      3,936,697
                                 ------------   ------------
Total issued                        3,383,543     28,957,627
Shares redeemed                    (4,688,387)   (38,740,392)
                                 ------------   ------------
Net decrease                       (1,304,844)  $ (9,782,765)
                                 ============   ============

Class B Shares for the Year                         Dollar
Ended December 31, 1994               Shares        Amount

Shares sold                         7,923,270   $ 75,478,521
Shares issued to shareholders
in reinvestment of dividends &
distributions                         386,490      3,561,014
                                 ------------   ------------
Total issued                        8,309,760     79,039,535
Shares redeemed                    (5,404,682)   (48,873,193)
                                 ------------   ------------
Net increase                        2,905,078   $ 30,166,342
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                           201,258   $  1,740,118
Shares issued to shareholders
in reinvestment of dividends            3,112         27,775
                                 ------------   ------------
Total issued                          204,370      1,767,893
Shares redeemed                       (68,570)      (583,898)
                                 ------------   ------------
Net increase                          135,800   $  1,183,995
                                 ============   ============


Class C Shares for the Period
October 21, 1994++ to                               Dollar
December 31, 1994                     Shares        Amount

Shares sold                            21,072   $    188,454
Shares issued to shareholders
in reinvestment of dividends &
distributions                              13            115
                                 ------------   ------------
Total issued                           21,085        188,569
Shares redeemed                       (12,181)      (107,206)
                                 ------------   ------------
Net increase                            8,904   $     81,363
                                 ============   ============

[FN]
++Commencement of Operations.

Class D Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         2,439,964   $ 21,030,210
Shares issued to shareholders
in reinvestment of dividends          108,946        935,152
                                 ------------   ------------
Total issued                        2,548,910     21,965,362
Shares redeemed                    (2,842,527)   (24,366,415)
                                 ------------   ------------
Net decrease                         (293,617)  $ (2,401,053)
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended December 31, 1994               Shares        Amount

Shares sold                         1,554,975   $ 15,123,677
Shares issued to shareholders
in reinvestment of dividends &
distributions                          77,493        648,127
                                 ------------   ------------
Total issued                        1,632,468     15,771,804
Shares redeemed                    (1,261,103)   (11,672,709)
                                 ------------   ------------
Net increase                          371,365   $  4,099,095
                                 ============   ============


As a result of the implementation of the Merrill Lynch Select
Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 have been redesignated Class D Shares. There were 1,959,335 shares redesignated amounting to $19,962,223.

5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it may establish a segregated account with the custodian containing cash, cash equivalents or liquid high grade debt securities having a value at least equal to the repurchase price.

As of December 31, 1995, the Fund had entered into reverse repurchase agreements in the amount of $10,265,476. For the year ended December 31, 1995, the maximum amount entered into was $17,058,000, the average amount outstanding was $2,639,633, and the daily weighted average interest rate was 6.45%.

6. Capital Loss Carryforward:
At December 31, 1995, the Fund had a net capital loss carryforward of approximately $9,400,000, of which $3,796,000 expires in 2002 and $5,604,000 expires in 2003. This amount is available to offset like amounts of any future taxable gains.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Americas Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Americas Income Fund, Inc. as of December 31, 1995, the related statements of operations and cash flows for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and the period August 27, 1993 (commencement of operations) to December 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Americas Income Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 12, 1996